OVERSEAS FUND

Class	Inst.	R-1	R-2	R-3	R-4	R-5
Ticker Symbol(s)	PINZX	PINQX	PINSX	PINTX	PINUX	PINGX
Principal Funds, Inc. Summary Prospectus March 1, 2017
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.principalfunds.com/prospectuses. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email to prospectus@principalfunds.com.
This Summary prospectus incorporates by reference the Statutory Prospectus dated March 1, 2017 and the Statement of Additional Information dated March 1, 2017 (which may be obtained in the same manner as the Prospectus).

Objective:	The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment): None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	1.06%	1.06%	1.06%	1.06%	1.06%	1.06%
Distribution and/or Service (12b-1) Fees	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.04%	0.56%	0.48%	0.35%	0.31%	0.29%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.11%	1.98%	1.85%	1.67%	1.48%	1.36%
Fee Waiver (1)	(0.04)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%
Total Annual Fund Operating Expenses after Fee Waiver	1.07%	1.94%	1.81%	1.63%	1.44%	1.32%
(1)    Principal Management Corporation ("PMC") has contractually agreed to limit the Fund's Management Fees through the period ending February 28, 2018. The fee waiver will reduce the Fund's Management Fees by 0.04% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and PMC, the parties to the agreement may mutually agree to terminate the fee waiver prior to the end of the period.

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Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$109	$349	$608	$1,348
Class R-1	197	618	1,064	2,303
Class R-2	184	578	997	2,166
Class R-3	166	523	904	1,973
Class R-4	147	464	804	1,765
Class R-5	134	427	741	1,632
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31.8% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities that are tied economically to countries outside the U.S. at the time of purchase. The Fund considers a security to be tied economically to countries outside the U.S. (a "foreign security") if the issuer of the security has its principal place of business or principal office outside the U.S., has its principal securities trading market outside the U.S., or derives a majority of its revenue from outside the U.S.
The Fund invests in emerging market countries. The Fund invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Fund invests in equity securities of small, medium, and large market capitalization companies.
Principal Management Corporation invests between 10% and 30% of the Fund's assets in equity securities in an attempt to match or exceed the performance of the MSCI EAFE Value Index by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the index. The Fund's remaining assets are managed by the sub-advisors.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Emerging Markets Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.

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Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.

•	Small and Medium Market Capitalization Companies Risk. Investments in small and medium sized companies may involve greater risk and price volatility than investments in larger, more mature companies.

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Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by the fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance. Moreover, a fund of fund's redemptions or reallocations among share classes of an underlying fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at www.principal.com.
The bar chart shows the investment returns of the Fund’s Institutional Class shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Life of Fund results are measured from the date the Fund's shares were first sold (September 30, 2008).
For periods prior to the inception date of Classes R-1, R-2, R-3, R-4, and R-5 shares (March 1, 2012), the performance shown in the table for Classes R-1, R-2, R-3, R-4, and R-5 shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the respective fees and expenses of each class. These adjustments for these newer classes result in performance for such periods that is no higher than the historical performance of the Institutional Class shares, which were first sold on September 30, 2008.

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Total Returns as of December 31 (Institutional Class shares)

Highest return for a quarter during the period of the bar chart above:	Q2' 09	22.88%
Lowest return for a quarter during the period of the bar chart above:	Q3' 11	(21.11)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	5 Years	Life of Fund
Institutional Class Return Before Taxes	1.61%	5.98%	4.44%
Institutional Class Return After Taxes on Distributions	1.35%	5.09%	3.51%
Institutional Class Return After Taxes on Distribution and Sale of Fund Shares	1.53%	4.91%	3.72%
Class R-1 Return Before Taxes	0.82%	5.06%	3.53%
Class R-2 Return Before Taxes	0.90%	5.21%	3.67%
Class R-3 Return Before Taxes	1.03%	5.38%	3.85%
Class R-4 Return Before Taxes	1.26%	5.60%	4.05%
Class R-5 Return Before Taxes	1.48%	5.72%	4.18%
MSCI EAFE Value Index (reflects no deduction for fees, expenses, or taxes)	5.02%	6.28%	3.46%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and would be different for the other share classes.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2009), Portfolio Manager

•	Randy L. Welch (since 2009), Portfolio Manager
Sub-Advisors:
Barrow, Hanley, Mewhinney & Strauss, LLC
Causeway Capital Management LLC

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Purchase and Sale of Fund Shares
There are no minimum initial or subsequent investment requirements for an eligible purchaser. You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
For retirement plan investors, effective as of the close of the New York Stock Exchange on January 31, 2017, Class R-1 and Class R-2 shares will no longer be available for purchase from new retirement plans except in limited circumstances. See Purchase of Fund Shares for additional information.
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

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